SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AmericaFirst Quantitative Funds

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AmericaFirst Quantitative Funds

300 Harding Blvd., Suite 215

Roseville, CA  95678

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 29, 2021

Dear Shareholders:

The Board of Trustees of AmericaFirst Quantitative Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, and AmericaFirst Large Cap Share Buyback Fund, each a series of the Trust, to be held at the offices of the Trust's transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, on January 29, 2021 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the following purposes:

1.  To elect the proposed individuals to the Board of Trustees, and

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on December 15, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust unanimously recommends that you cast your vote "FOR" the election of the Trustee nominees, as described in the Proxy Statement.

By Order of the Board of Trustees

Brandon Pokersnik

Secretary

December 17, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 29, 2021:

A copy of the Notice of Shareholder Meeting, the Proxy Statement, Proxy and Proxy Voting Ballot are available by visiting http://www.americafirstfunds.com.

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

AMERICAFIRST QUANTITATIVE FUNDS

PROXY STATEMENT

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 29, 2021

INTRODUCTION

The Board of Trustees of AmericaFirst Quantitative Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, and AmericaFirst Large Cap Share Buyback Fund, each a series (each a "Fund") of the Trust.  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trust for use at the special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's transfer agent Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, on January 29, 2021 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The mailing to shareholders of the Notice of Meeting, Proxy Statement, and accompanying form of proxy will commence on or about December 17, 2020.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.  To elect the proposed individuals to the Board of Trustees, and

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 15, 2020 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Funds' most recent annual report, including financial statements and schedules, are available at no charge by sending a written request to the Funds, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, by calling the Funds toll-free at 1-877-217-8501 or, by visiting http://www.americafirstfunds.com.

PROPOSAL 1

ELECTION OF TRUSTEES

In this proposal, shareholders are being asked to elect the following Trustee nominees (each a "Nominee") to the Board of Trustees of the Trust: David S. Friedensohn and Monica S. Himes.  Each of the Nominee Trustees has agreed to serve on the Board of Trustees for an indefinite term. The Trust is not required, and does not intend, to hold annual shareholder meetings for the election or re-election of Trustees.  As a result, if elected, the current Trustees and Nominee Trustees will serve indefinitely until their successors are duly elected and qualified, or until they resign.  The Trust expects that following the election of the Nominees, current Trustees Highland and Gunning will conclude their service to the Trust.

David S. Friedensohn and Monica S. Himes were appointed by the Board on December 11, 2020, as Trustees subject to shareholder approval.  The Investment Company Act of 1940, as amended, (the "1940 Act") requires a certain percentage of the Trustees to have been elected by shareholders and that those elections occur before the Board can appoint any new Trustees to fill vacancies or expand the Board.  To properly seat the Nominees and to facilitate future compliance with the requirements of the 1940 Act, the Board of Trustees now proposes to have shareholders elect David S. Friedensohn and Monica S. Himes to serve as Trustees to the Trust.

Mr. Friedensohn and Ms. Himes will each serve as a non-interested person Trustee of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as an "Independent Trustee").

Information about the Current Trustees and Nominee Trustees

Current Interested and Independent Trustees

Below is information about the Current Interested Trustee and the Independent Trustees and the attributes that qualify them to serve as a Trustee.  The information provided below is not all-inclusive.  Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of each make them highly qualified. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Current Independent Trustees

Mr. Michael A. Gunning has over 20 years of experience as a business executive including serving as an investment banker to municipalities, an executive assistant to a state treasurer, investment manager to a California-based reinvestment fund, and a legislative adviser. This experience has included accounting, budgeting, risk management, investment management, and regulatory analysis.  Mr. Gunning also possesses board-level experience through his service as a director for two non-profit entities.  In addition, he holds a BA in Political Science and History from Claremont McKenna College and an MA in Public Policy from Claremont Graduate School.

Mr. Timothy P. Highland possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Highland currently serves as Vice President of Docupace Technologies, Inc., a firm that provides straight-through processing for broker-dealers.  He also currently serves as President of D3 Financial Partners, LLC, a consulting firm that provides design and delivery of project solutions for investment advisers and broker-dealers.  Previously, he served as an executive for several SEC-registered investment advisers and FINRA-registered broker-dealers.  He is also a member of Association of Investment Management Sales Executives, the Investment Management Consultants Association and the Financial Planning Association.  He also holds FINRA series 7, 63, 66 and 24 licenses.  The Board believes Mr. Highland's experience and expertise as a business consultant, including his expertise in advisory and broker-dealer regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Current Interested Trustee

Mr. Rick A. Gonsalves possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  He has over a decade of experience in the financial services industry including serving as president of a registered investment adviser, executive at a financial consulting services company and a broker-dealer.  Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as portfolio manager to the Funds.

Nominee Independent Trustees

Below is information about the Nominee Trustees and the attributes that qualify each of them to serve as a Trustee.  The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of the Nominee Trustees makes them highly qualified.

Mr. David S. Friedensohn possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Friedensohn is an executive consultant to privately held and publicly traded companies and their investors.  He has worked as the CEO of both publicly traded and privately funded internet-based e-commerce, business software and digital entertainment content companies.  He has held board positions, executive and senior consulting roles with a variety of software, entertainment and media companies including Viacom, NBC International, BMG Worldwide, National Geographic Television and Sony Pictures Entertainment. He holds an MBA from Columbia University School of Business and an AB from Dartmouth College.  He also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of prior service to a multi-fund mutual fund complex as a trustee and audit committee member.  The Board believes Mr. Friedensohn's experience and expertise in various industries and prior mutual fund service adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Ms. Monica S. Himes possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Ms. Himes has over ten years of capital markets experience includes investment sourcing, capital raising and marketing, as well as strategic advisory for emerging and established managers in alternative investments with focus in real estate and sustainable industries.  She has expertise in private equity with direct, fund and joint venture partnership investment structures within the United States and Latin America.  Additionally, she led a capital raising campaign from inception to closing for the first institutional fund for a global private equity real estate firm.  Prior to her capital raising experience she was at Wachovia Securities with the Equity Research Real Estate group.  Before her tenure in the United States, she held positions in a management consultant group, specializing in engagements with local government, bank and private investors, and an international trade firm, focusing on consumer products in Monterrey, Mexico.  She also holds FINRA series 7 and 63 licenses.  She holds a Master of Science in Finance degree from Suffolk University, and a Bachelor's degree in International Business from the Instituto Tecnologico y de Estudios Superiores de Monterrey.  The Board believes Ms. Himes' experience and expertise in the broker-dealer industry as well as her experience in financial analysis and research, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Additional information about the Current and Nominee Trustees, including their address (unless otherwise noted, the address of each Trustee and Officer is c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147), age (as indicated by year of birth), principal occupation, and other directorships held, is set forth in the following table:

Current Independent Trustees

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Michael A. Gunning Year of Birth: 1958	Trustee – Feb. 2015 to present	SVP Legislative Affairs California Building Industry Association, October 2018 - present; Vice President, Personal Insurance Federation of California (legislative and regulatory advisory firm representing members to California State Legislature and Governor's Office), (2001 to Oct. 2018)	4	None
Timothy P. Highland Year of Birth: 1964	Trustee and Chairman of the Board – Sept. 2018 to present	Vice President, Strategic Solutions, Docupace Technologies, Inc. (data processing for broker-dealers), Sept. 2016 to present; President, D3 Financial Partners, LLC (consultant to broker-dealers, investment advisers and technology firms) Jan. 2016 to present; Executive Vice President, IPI Wealth Management, Inc. (SEC registered investment adviser) 2009 to 2015; Executive Vice President, Investment Planners, Inc. (FINRA registered broker-dealer) 2009 to 2015.	4	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

Nominee Independent Trustees

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
David S. Friedensohn Year of Birth: 1961	None	CEO, The Wall Street Transcript (financial news and research publisher), 2009 to present; Managing Director, Pellinore Ventures, LLC (investment and consulting enterprise), 2010 to present.	0	Nile Capital Investment Trust, Feb. 2010 to March 2019.
Monica S. Himes Year of Birth: 1973	None	Registered Representative, OCP Capital, LLC (private capital raising focused broker-dealer) 2013 to present.	0	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the four Funds in the Trust.

Current Interested Trustee and Officers of the Trust

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEE
Rick A. Gonsalves^^ 300 Harding Blvd., Suite 215, Roseville, CA 95678 Year of Birth: 1968	Trustee – 2012 to present; President – May 2017 to present	President, Chief Executive Officer and Portfolio Manager, AmericaFirst Capital Management, LLC (2007 – present) (investment adviser to the Funds).	4	None
OFFICERS OF THE TRUST
Robert G. Roach, Jr. Year of Birth: 1962	Chief Compliance Officer of the Trust – Sept. 2018 to present

Chief Compliance Officer ("CCO"), AmericaFirst Quantitative Funds, 09/2018-Present; CCO, AmericaFirst Capital Management LLC, Sept. 2020 - present; Owner, Roach Corp (Consulting Firm) 08/2017-Present; Managing Principal, OCP Capital LLC (Broker Dealer), 05/2018-Present; Financial and Operations Principal (FINOP), CommonGood Securities LLC (Broker Dealer), 04/2018-Present; COO/CFO, TriLinc Global LLC (Impact Investment Fund Manager), 01/2017 to 08/2017; CFO & CCO, LR Global Holdings (Frontier Markets Investment Firm), 07/2016 to 12/2016; CCO, AmericaFirst Capital Management LLC, 02/2012 to 07/2016; CCO, AmericaFirst Quantitative Funds, 02/2012 to 12/2015; CFO & CCO, AmericaFirst Securities, Inc. LLC (Broker Dealer), 03/2012 to 07/2016.

			n/a	n/a
Umberto Anastasi Year of Birth: 1974	Treasurer – August 2017 to present	From 1999 to present, Vice President, Mutual Shareholder Services LLC.	n/a	n/a
Brandon Pokersnik Year of Birth: 1978	Secretary – August 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since Sept. 2012.	n/a	n/a

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

^^ Mr. Gonsalves is an Interested Trustee because he is an officer of the Trust and because he is an affiliated person (officer and controlling owner) of the Trust's investment adviser.

* The term of office for each Trustee listed above will continue indefinitely.  Officers are reappointed annually.

** The term "Fund Complex" refers to the four Funds in the Trust.

Board Leadership Structure

The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board's role with respect to risk oversight specifically.  The Trust's committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and compliance matters.  The Board of Trustees also has frequent interaction with the service providers and the Chief Compliance Officer of the Trust (the "CCO") with respect to risk oversight matters. The Trust's CCO reports directly to the Board generally with respect to the CCO's role in managing the compliance risks of the Trust.  The CCO may also report directly to a particular committee of the Board depending on the subject matter.  The Trust's principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting.  Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust's operations.  The Board's Audit Committee serves as an ad hoc nominating committee for new trustees.  The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees' current responsibilities, each Trustee's ability to participate in the oversight of the Trust and committee transparency.  The Trust believes that the full Board of Trustees provide effective leadership that is in the best interests of the Trust and Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

If elected, Mr. Friedensohn is expected to serve as Chairman of the Board of Trustees.  The nominee Independent Trustees have not selected a Lead Independent Trustee and are not expected to do so.

Board Risk Oversight

The Board of Trustees is comprised of one interested person Trustee and two Independent Trustees with a standing independent Audit Committee with a separate chair.  The Audit Committee is composed of only Independent Trustees.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its CCO at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information.

Audit Committee

The Audit Committee consists of the Independent Trustees of the Trust.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of each Fund's internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the fiscal year ended June 30, 2020, the Audit Committee met four times.

The Board of Trustees, including the Independent Trustees, recommends that shareholders of the Funds vote "FOR" election of the proposed Trustees.

The following tables set forth the aggregate dollar range of equity securities of the Trust beneficially owned by the Nominees and current Trustee as of the Record Date.

Trustee Ownership

The following table indicates the dollar range of equity securities that any Trustee or Nominee Trustee beneficially owned in the Funds as of the Record Date.  The Trust's officers held no shares of the Funds as of the Record Date.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Rick A. Gonsalves	None	None
Michael A. Gunning	None	None
Timothy P. Highland	None	None
Monica S. Himes	None	None
David S. Friedensohn	None	None

Compensation

Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, will be paid a fee of $1,500 per quarter and reimbursement for out of pocket expenses.  Any "interested persons" of the Trust receive no Board member compensation from the Funds.  The table below details the amount of compensation received by the Trustees from the Trust for the fiscal year ended June 30, 2020.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
Rick A. Gonsalves	None	None	None	None
Michael A. Gunning	$11,099	None	None	$11,099
Timothy P. Highland	$11,099	None	None	$11,099
Monica S. Himes *	None	None	None	None
David S. Friedensohn *	None	None	None	None

* Nominee Trustee

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Trust vote "FOR" election of the proposed Trustees.

OTHER INFORMATION

OPERATION OF THE FUNDS

AmericaFirst Quantitative Funds, a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company (or mutual fund). The Trust was formed by a Certificate of Trust on January 25, 2012.  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series.  The Trust's principal office is located at 300 Harding Blvd., Suite 215, Roseville, CA 95678; and its phone number is (916) 751-1033.  The Board of Trustees supervises the business activities of the Trust. Like other registered investment companies, the Trust retains various organizations to perform specialized services.  The Trust retains AmericaFirst Capital Management, LLC, located at 300 Harding Blvd., Suite 215, Roseville, CA 95678, as the investment adviser to the Trust.  Arbor Court Capital, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, is serving as the Fund's principal underwriter and acts as the distributor of the Funds' shares on a best-efforts basis, subject to various conditions.  Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with transfer agent and accounting services.  Empirical Administration, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with administration services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the election of the proposed Nominee Trustees and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds, representing all the shares of the Trust, were issued and outstanding for a total of 3,196,672.597 shares and for a total of 28,493,315.997 votes, i.e. shares times their respective net asset value ("NAV"):

Name of Fund	Class	Shares Outstanding	NAV Per Share	Shares Times NAV
Income	A	780,627.342	5.30	4,137,324.913
	U	285,033.785	5.38	1,533,481.763
	I	351,323.839	5.53	1,942,820.830
Monthly Risk-On Risk-Off	A	330,253.863	12.62	4,167,803.751
I	U	329,425.832	11.99	3,949,815.726
	I	211,161.425	13.77	2,907,692.822
Defensive Growth	A	206,216.719	9.65	1,989,991.338
	U	122,747.819	9.13	1,120,687.587
	I	77,728.044	10.34	803,707.975
Large Cap Share Buyback	A	343,015.364	11.79	4,044,151.142
	U	40,336.219	11.51	464,269.881
	I	118,802.346	12.05	1,431,568.269

The presence in person or by proxy of the holders of record of thirty percent of the total shares (multiplied by their respective NAV) of the Funds' issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.  If a quorum is not present at the Meeting, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

All shareholders of any series of the Trust on the Record Date are entitled to vote at the Meeting on Proposal 1.  Each shareholder is entitled to votes equal to per share net asset value times shares held (full and fractional shares), on any matter submitted to a vote at the Meeting.  All shares of the Trust vote for Trustee election without regard as to Fund or share class.  However, each share and fractional share is weighted by its share price for purposes of determining a quorum and vote count.  This has the effect of giving shares with a larger share price a larger voice in the quorum and vote process.

An affirmative vote of the holders of a plurality of the outstanding shares (multiplied by their respective NAV) of the Trust is required for the approval of the election of a candidate to the Board of Trustees.  Other matters to be considered (if any) may require a majority vote of the outstanding shares of the Trust. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Trust means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Trust, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Trust represented at the meeting, but they are not affirmative votes for the Proposal 1.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Shareholders owning more than 25% of the shares of a Fund who have the power to vote those shares are presumed to "control" a Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can generally determine the outcome of any proposal submitted to the shareholders of that Fund for approval.  As of the Record Date, the Trust is not aware of any controlling shareholder on a Fund-level or Trust-level basis.  To the best knowledge of the Trust, as of the Record Date, there were no beneficial owners of more than 5% of the total outstanding shares of the Funds.  As of the Record Date, the Trustees and officers as a group owned no shares of the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  No proxy solicitation firm has been engaged to assist in the solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by the Trust.  The estimated cost of these services is approximately $20,000.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and the investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

The Trust's Board believes that it is important for shareholders to have a process to send communications to the Board.  Accordingly, a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Funds owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, AmericaFirst Quantitative Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly submitted shareholder communications.  With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust's operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, write the Trust at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, or call the Trust toll-free at 1-877-217-8501.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 29, 2021.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting http://www.americafirstfunds.com.

If you have any questions before you vote, please call our proxy information line at 1-877-217-8501.  Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern time to answer your questions about the proxy material or about how to cast your vote.  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

By Order of the Board of Trustees

Brandon Pokersnik

Secretary

December 17, 2020

AMERICAFIRST QUANTITATIVE FUNDS

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 29, 2021

The undersigned shareholder of one or more of the following: AmericaFirst Monthly Risk-On Risk-Off Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, and AmericaFirst Large Cap Share Buyback Fund (each a "Fund" and collectively the "Funds"), hereby nominates, constitutes and appoints Umberto "Bob" Anastasi and Brandon Pokersnik, each the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund(s) which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, on January 29, 2021 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OR SECRETARY OF AMERICAFIRST QUANTITATIVE FUNDS AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt of this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________

Signature

Date

__________________________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

VOTE BY PHONE:

To cast your vote by phone with a proxy voting representative, call toll-free 1-877-217-8501 and provide the representative with the TAG ID found on the bottom left of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 5:00 P.M. Eastern time.

VOTE BY FAX:

To cast your vote by fax, fax to 1-440-526-4446 and include the Account Number found on this proxy card.

VOTE BY MAIL:

Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" PROPOSAL 1.

PROXY CARD

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 29, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE AMERICAFIRST QUANTITATIVE FUNDS' BOARD OF TRUSTEES, AND PROPOSAL 1 BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1.  THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.  IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: X

PROPOSAL 1:  To elect the proposed individuals to the Board of Trustees of AmericaFirst Quantitative Funds.

		FOR	WITHHOLD
1.1	David S. Friedensohn	□	□
1.2	Monica S. Himes	□	□

YOU CAN VOTE BY TELEPHONE, FAX, OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting http://www.americafirstfunds.com.

THANK YOU FOR VOTING